UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 1, 2024
Chain Bridge Bancorp, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number: 001-42302

Delaware	20-4957796
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1445-A Laughlin Avenue, McLean, VA	22101
(Address of principal executive offices)	(Zip Code)
(703)-748-2005
(Registrant’s telephone number, including area code)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchange on which registered
Class A common stock, par value $0.01 per share	CBNA	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events

On October 7, 2024, Chain Bridge Bancorp, Inc. (the “Company”) completed the sale of 1,850,000 shares of Class A common stock, par value $0.01 per share (“Class A Common Stock”), at a public offering price of $22.00 per share, in its initial public offering (“IPO”). Pursuant to the IPO, the Company entered into an Underwriting Agreement, dated October 3, 2024, with Piper Sandler & Co., Raymond James & Associates, Inc., and Hovde Group, LLC (the “Underwriters”), under which the Company granted the Underwriters a 30-day option to purchase up to an additional 277,500 shares of its Class A Common Stock (the “Overallotment Option”).

On October 30, 2024, the Underwriters notified the Company of their determination to exercise the Overallotment Option in part, purchasing an additional 142,897 shares of Class A Common Stock, at the public offering price less underwriting discounts and commissions, or $20.46 per share. The Underwriters designated November 1, 2024, as the closing date. Upon closing, the sale generated net proceeds to the Company of approximately $2.9 million, after deducting underwriting discounts and commissions and estimated offering expenses. Following this partial exercise, the Company has issued and sold a total of 1,992,897 shares of Class A Common Stock in connection with the IPO.

The net proceeds received by the Company from the IPO, including the proceeds from this partial exercise of the Overallotment Option and after deducting underwriting discounts and commissions and estimated offering expenses, totaled approximately $36.5 million. As reported in the Company’s Form 8-K filed on October 29, 2024, which included its third-quarter 2024 earnings release, the Company used a portion of the net proceeds on October 10, 2024, to fully repay the outstanding principal balance of $10.0 million on its unsecured revolving line of credit with a correspondent bank. The Company intends to use the remaining net proceeds for general corporate purposes, which may include supporting continued organic deposit growth and funding potential strategic expansion.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAIN BRIDGE BANCORP, INC.
(Registrant)

Date: November 1, 2024	By:	/s/ John J. Brough
		Name: Title:	John J. Brough Chief Executive Officer and Director